UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report: September 5, 2012

SEN YU INTERNATIONAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-12792	84-0916585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

308 Baowei Road, 6th Floor, Qianjin District, Jiamusi City, China	154002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 454-844-2728

N/A
________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Director

On September 5, 2012, Mr. Ligang Shang submitted to Sen Yu International Holdings, Inc. (the “Company”) his resignation as director, vice president and corporate secretary of the Company, which became effective on September 5, 2012.  Mr. Shang stated in his resignation letter that his resignation was not due to any disagreement with the Company.

The Company is in the process of identifying a qualified candidate to fill the vacancy created by Mr. Shang’s resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 6, 2012	Sen Yu International Holdings, Inc.

By: /s/ Zhenyu Shang
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Name: Zhenyu Shang
Title: Chairman and Chief Executive Officer